Exhibit 99.1

AGA Financial Forum

Gerry Anderson, Chairman, President and CEO

Jerry Norcia, Chief Operating Officer and President of MichCon

May 7-8, 2012

Safe Harbor Statement

The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, increased thefts of electricity and gas and high levels of uncollectible accounts receivable; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues; access to capital markets and the results of other financing efforts which can be affected by credit agenc y ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; the potential for increased costs or delays in completion of significant construction projects; the uncertainties of successful exploration of unconventional gas and oil resources and challenges in estimating gas and oil reserves with certainty; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; binding arbitration, litigation and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements refer only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the “Forward-Looking Statements” sections in each of DTE Energy’s and Detroit Edison’s 2011 Forms 10-K and 2012 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison.

Cautionary Note – The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as “probable reserves” that the SEC’s guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in DTE Energy’s 2011 Form 10-K and 2012 Forms 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by accessing its website at www.sec.gov or by calling 1-800-SEC-0330.

2

Overview

Business Update

– Detroit Edison

– Power & Industrial Projects

– MichCon and Gas Storage & Pipelines

3

DTE Energy is an Integrated Energy Company

DTE Energy

Strong, Stable and Growing Utilities

~80% of DTE Energy's 2011 Earnings



Detroit Edison

- Electric generation and distribution
- 2.1 million customers
- Fully regulated by Michigan Public Service Commission (MPSC)



MichCon

- Natural gas distribution
- 1.2 million customers
- Fully regulated by MPSC

Complementary Non-Utility Businesses

~20% of DTE Energy's 2011 Earnings



Gas Storage & Pipelines

Transport and store natural gas



Power & Industrial Projects

Own and operate energy related assets



Energy Trading

Generate economic value and provide strategic benefits



Unconventional Gas Production

Production of shale natural gas and oil in Texas

4

DTE Energy Earnings & Dividend Growth

Targeting 5%—6% Long-Term Operating EPS Growth From 2012 Guidance Midpoint

~7% CAGR EPS Growth from 2008—2011 Annualized dividend growth of ~5% over past 3 years Payout ratio of ~62% at midpoint of 2012 guidance Dividend growth supported by underlying earnings growth

Guidance

$3.80**

$3.73

$3.60

$3.30

Operating $2.89

EPS*

$2.32

$2.18

$2.12 $2.12

5%-6% EPS CAGR Payout Target 60% -70%

Dividend

per share

2008A 2009A 2010A 2011A 2012E 2013E 2014E 2015E

* Reconciliation to GAAP reported earnings included in the appendix

** Midpoint of $3.65—$3.95 range

Michigan Economy Continues to Show Signs of Improvement

% Michigan Unemployment

14 Declining*

12

Lowest since

10 August 2008

8

6

4

Dec-09 Jun-10 Dec-10 Jun-11 Dec-11 Mar-12

* Source: Bureau of Labor Statistics

Michigan Auto Production

(000’s) 800 Increasing*

Quarterly auto production (00’s)

600 400

Michigan

Detroit Edison

Territory

2005 2006 2007 2008 2009 2010 2011 2012

Q1

* Source: IHS Automotive

Southeast Michigan Residential Building Permits

Beginning to Rebound*

10

Annual permits issued (000s)

0

2006 2007 2008 2009 2010 2011

Uptick in 2012 housing starts

(1Q 2012 housing permits up 34% over 1Q 2011)

* Source: Census Bureau

Actions being taken to offset 1Q 2012 weather

24% Fewer HDDs 1Q 2012*

Jan-Mar*

HDD’s

3,500

Normal

3,230**

3,000

2,500

2,000

1,500

1,000

1962 1967 1972 1977 1982 1987 1992 1997 2002 2007 2012*

MichCon:($23) million weather impact

Energy Trading: warm weather resulted in slight loss

*Data source: National Oceanic and Atmospheric Administration – Jan-Mar 2012 vs. normal for Metro Detroit

**Normal HDDs based on 30 year weather (1971-2000)

HDDs (Heating Degree Days) = number of degrees a day’s average temperature is below 65°

Actions to Offset Weather

O&M

Procurement and contract management

Further expansion of continuous improvement capabilities

Revenue

Storage opportunities at Gas

Storage & Pipelines and MichCon

Potential upside at Power & Industrial Projects

7

Impact of Low Gas Price on DTE Energy’s Business Segments

Regulated Utilities Unconventional Gas Production

Lower fuel and purchased power costs for ~90% of 2012 Barnett/Marble Falls revenue gas and electric customers from NGLs and oil

Monetization tied to oil play

Power & Industrial Projects

New opportunities for onsite co-generation Gas Storage & Pipelines projects

Bluestone anchor customer has begun aggressive drilling plan

Marcellus well positioned on the supply curve

Energy Trading

Expect little long-term impact on earnings due to diversity of strategies

8

Outlook for Natural Gas Demand & Supply

US Gas Supply and Demand

Bcf/d

80

Demand

60	New drilling

to fill shortfall

40

Supply with no

new drilling

20

2011 2012 2013 2014 2015

Production decline and demand growth drive new drilling needs of 8-10 Bcf/d each year

1. Source: Breakeven DTE Energy cost of new analysis supply at after-tax 10% IRR

2015 Gas Supply Curve

$/MMBtu1

6
4	NE Marcellus

Fayetteville

Susquehanna Eagle

wells Ford

2

8-10 Bcf/d of

New drilling

0

0 2 4 6 8 10

Bcf/d New Supply

Marcellus production low on supply stack;

Incremental opportunities in Marcellus region

Overview

Business Update

– Detroit Edison

– Power & Industrial Projects

– MichCon and Gas Storage & Pipelines

Detroit Edison

Investment Profile, 2012 – 2016

Base Environmental Renewable Energy &

Infrastructure* Compliance Energy Efficiency

~$4 billion $1.3—$1.8 billion $900 million

Investments to ensure reliability Investments to meet evolving Renewable generation to meet of generation fleet and environmental requirements Michigan RPS distribution systems $235 million investment in 2012

$255 million investment in 2012

$785 million investment in 2012

*	Includes AMI, Ludington expansion and other investments

Detroit Edison

Dry Sorbent Injection (DSI)

DSI reduces emissions to comply with MATS*

St Clair Power Plant

DSI effective for Detroit Edison coal-fired fleet o Allows majority of non-scrubbed units to economically meet MATS standards o Not economical for small portion of coal fleet (~300MW)

DSI not fundamental to supply stack position for Detroit Edison coal units o Combined cycle gas turbines make up only 11%** of MISO capacity

*	MATS (Mercury and Air Toxics Standard).

** Source: SNL Financial

Detroit Edison

Renewable Energy Wind Development

Thumb Wind Parks

110 MW Wind

In-service 4Q 2012

~$250 million capital investment

New Wind Park (Huron County)

Gratiot Wind Energy 110 MW Wind

212 MW Wind online March 2012 2013 Construction

102 MW (64 turbines) owned and operated ~$250 million capital investment by Detroit Edison

Overview

Business Update

– Detroit Edison

– Power & Industrial Projects

– MichCon and Gas Storage & Pipelines

Power & Industrial Projects
Earnings Potential of $125 Million by 2016

DTE Energy

Earnings* potential of $125 million by 2016



($millions)
~$125
~$25
New project development
~$35
Renewable Energy
$45 - $55
$38*
~$60
Reduced Emissions Fuel
~$75
Industrial Energy Services
~($70)
Corporate allocations, interest & overheads
2011A
2012E
2013E
2014E
2015E
2016E

Renewable Energy



Wood-fired Plant, Mt. Poso

Reduced Emissions Fuel



Midwest Utility

Industrial Energy Services



Steam & Chilled Water

*Reconciliation to GAAP reported earnings included in the appendix

15

Power & Industrial Projects
Reduced Emission Fuels Development Update

DTE Energy


REF Facility at Monroe Power Plant

Significant value and strong earnings contribution for next 10 years

2012 Status

- Operations and volume on target at five placed units
- Working to relocate four units
  - Unit 1: Negotiations complete; relocation by 3Q
  - Unit 2: Late stage negotiations
  - Units 3 & 4: In discussions with five potential host utilities

Earnings Outlook

- 2012: ~$30 million earnings contribution
- 2013-2021: Average annual earnings contribution of ~$50 million

16

Overview

Business Update

– Detroit Edison

– Power & Industrial Projects

– MichCon and Gas Storage & Pipelines

MichCon

Investment Profile, 2012 – 2016

Base Capital $675 million

Main Renewal $250 million

Meter Move-out $115 million

Strengthen and expand distribution system

Transmission pipeline integrity $155 million investment in 2012

660 mile main replacement over

10 years ($500 million total capital investment) $40 million investment in 2012

Move out ~25,000 meters per year

Improves customer service $22 million investment in 2012

Rate case filed in April 2012 for $77 million

(includes infrastructure recovery mechanism, decoupling and 11% ROE)

MichCon

Natural Gas Vehicles (NGV)

MichCon NGVs

CNG Fueling Station

CNG** Dispensed by MichCon

000’s GGE**

2,000

1,200

500

150 250

2009 2010 2011 2012E 2013E

*	Source—U.S. Department of Energy (Alternative Fuel Price Report – January 2012)

**CNG is compressed natural gas; GGE is gasoline gallon equivalent

Nationwide Average Fuel Prices*

CNG** $2.13

Gasoline $3.37

Diesel $3.46

Biodiesel $4.14

Propane $4.26

Ethanol $4.44

Price in GGE**

MichCon NGV Program

18 compressed natural gas fueling stations in Michigan

Over 170 vehicles added to MichCon fleet since 2010

Gas Storage & Pipelines

Growth Opportunities from Marcellus Shale Development

Gas Storage & Pipelines Solid Operating Earnings* Growth

($millions) ~$100

$57* $57-60

2011A 2012E 2013E 2014E 2015E 2016E

Millennium Mainline Expansions

First two expansions fully contracted o $90 million investment (DTE $23 million) o Expand capacity ~50% to 0.8 Bcf/d First expansion: expect FERC approval and begin construction in 2Q; in-service late 2012

Second expansion: FERC approval and construction in 2013 Future expansions economic to 1.5 Bcf/d

*	Reconciliation to GAAP reported earnings included in the appendix

Expansion 2 “Minisink Compressor”

Expansion 1 “Hancock Compressor”

Gas Storage & Pipelines

Bluestone Pipeline & Gathering Update

Phase 1

Phase 2Bluestone Project $280 million investment

Right-of-way and permitting nearly complete

Gathering system construction underway; portion in service Lateral construction to begin in 2Q Anchor customer began drilling in April

In service 2012

Additional Gathering Opportunities

180,000 acres within 5 miles of Bluestone 6 major producers in area; discussions underway

Investment Thesis

DTE Energy has a plan it believes will provide 5%—6% long-term operating EPS growth, an attractive dividend yield and a strong balance sheet

– Utility growth plan driven by mandated investments

– Constructive regulatory structure and continued cost savings enable utilities to earn their authorized returns

– Plans in place to achieve operational excellence and customer satisfaction that are distinctive in our industry, with a focus on customer affordability

– Meaningful, low-risk growth opportunities in non-utility businesses continue to provide diversity in earnings and geography

5%-6% Average Annual EPS Growth

Attractive Dividend

Contact Us

DTE Energy Investor Relations www.dteenergy.com/investors 313-235-8030

Appendix

2012 Operating Earnings Guidance*

DTE Energy

(millions, except EPS)	2011 Actual*	2012 Guidance*	2012 Drivers
Detroit Edison	$443	$438 - $448	Full year rate order impact at lower ROE, 2011 one-time tax items and increased earnings from renewable investments
MichCon	110	110 - 115	Continued cost control to offset 1Q unfavorable weather; April rate case filing
Gas Storage & Pipelines	57	57 - 60	Modest incremental earnings from existing projects; more significant growth begins in 2013 from new projects
Unconventional Gas Production	(6)	0	Targeting monetization
Power & Industrial Projects	38	45 - 55	Incremental earnings from REF
Energy Trading	52	30 - 50	Unprecedented 1Q warm weather pressuring 2012 earnings; balance of year assumed at historical levels
Corporate & Other	(61)	(54)	Primarily lower interest expense
DTE Energy	**$633**	**$626 - $674**	
Operating EPS	**$3.73**	**$3.65 - $3.95**	
Avg. Shares Outstanding	170	171	

* Reconciliation to GAAP reported earnings included in the appendix

25

2012 Capital Expenditures & Cash Flow Guidance

Capital Expenditures Cash Flow Summary

($ millions)($ billions)

2011 2012

Actual Guidance 2011 2012

Actual Guidance

Detroit Edison

Operational $688 $785 Cash From Operations $2.0 $1.9

Environmental 186 255

Capital Spending(1.5)(1.9)

Renewables / EO 328 235

Free Cash Flow $0.5 $0.0

$1,202 $1,275

MichCon

Operational $155 $155 Asset Sales—0.3

Expansion 25 60 Dividends(0.4)(0.4)

$180 $215 Net Cash $0.1($0.1)

Non-Utility / Corporate &

Other $146 $430 Debt($0.1) $0.1

Total $1,528 $1,920

Equity issued for employee benefit programs is considered non-cash and not included in financing activities

Strong Balance Sheet Supports Growth

Leverage*

Target

50%—52% • A strong balance sheet remains a key DTE priority

51% 51% 50%

• Series of credit improvements in 2012

– Fitch upgraded Detroit Edison and MichCon

2010 2011 2012E – Moody’s raised its outlook to Positive

• Leverage and cash flow metrics within targeted ranges

Funds from Operations / Debt* • $1.4 billion of available liquidity as of March 31, 2012

Target

22%—24%

28% 24% 22%

2010 2011 2012E

*Debt excludes securitization, a portion of MichCon’s short-term debt, and considers 50% of the Trust Preferreds/Junior Subordinated Notes as equity

Continuous Improvement Efforts Offsetting Inflation and

Other Costs

Utility Operations and Maintenance Expense*

($ millions)

~$1,900

~$350

$1,635 Target

$1,550 ~$1,590** $1,550

2005 2006 2007 2008 2009 2010 2011 2012E

Utility O&M reduction of $85 million from 2005 to 2012E

*Excludes bad debt expense, energy efficiency and renewable energy

**Includes $40 million of higher storm costs vs. 2010

Michigan Public Service Commission (MPSC)

The Michigan Public Service Commission is composed of three members appointed by the Governor with the advice and consent of the Senate.

Commissioners are appointed to serve staggered six-year terms.

No more than two Commissioners may represent the same political party.

One commissioner is designated as chairman by the Governor.

John Quackenbush Orjiakor Isiogu Greg White

Chairman Commissioner Commissioner

Appointed: 9/15/11 Appointed: 9/9/07 Appointed: 12/4/09

Term Ends: 7/2/17 Term Ends: 7/2/13 Term Ends: 7/2/15

(Republican)(Democrat)(Independent)

Source: MPSC website—www.michigan.gov/mpsc—Jan. 2010

MichCon Rate Case Filing (U-16999)

DTE Energy

Estimated Net Rate Request


($ millions)
$49
$27
$1
$77
Sales / Midstream Reductions
Rate Base / Capital Structure
O&M / Other
Total

Rate Case Highlights

Represents annual base rate growth of ~4%* since last rate increase; combined with declining gas prices, annual bills decreasing ~5%*

- Lower Sales due to customer conservation and lower midstream revenues
- $377 million increase in rate base
- Other highlights
  - 11% return on equity
  - Modified revenue decoupling mechanism
  - Infrastructure recovery mechanism for main renewal, meter move-out and pipeline integrity
- Timing
  - Filed: April 2012
  - Self-implement: November 2012
  - Final Order: By April 2013

*Projected annualized residential change from 2010 to 2013 (weather normalized)

30

Gas Storage & Pipeline: Overview

Vector Pipeline – 40%

Fully contracted (6 year avg. term)

348 miles of pipe; 120,000 H.P. of compression at five stations

Millennium Pipeline – 26.25%

Fully contracted (> 10 year avg. term) 222 miles of pipe; 15,000 H.P. of compression

DTE Gas Storage

Fully contracted (6 year avg. term)

90 Bcf of storage capacity in Michigan

26,200 H.P. of compression

Michigan Gathering Assets

Comprised of MichCon Lateral and

MichCon Gathering Companies

Two systems: One designed to handle liquid rich gas and the other for dry production gas

Storage Assets

Pipeline Interests

Barnett Shale Operating Metrics

Reserves (Bcfe) Acreage Position (000’s Acres)

555 559 87 88

17	17 Net

201 186 Proven Developed

Acres

70	71 Net

354 373 Probable Undeveloped

(Unaudited) Acres

YE2010 YE2011 YE2011 1Q 2012

Gross Producing Wells Net Production (Bcfe)

224

215 6—7

5.1

YE2011 1Q 2012 YE2011 YE 2012E

1Q 2012 Results

9 new wells on-line, 6 in progress Production of 1.3 Bcfe (60% liquids) 58% increase in oil sales volume year-over-year

2012 Goals

Prudently manage Barnett assets and focus on developing liquids production

Pursue monetization opportunities

Unconventional Gas: Barnett Shale Assets Focused on Marble Falls Oil Play

Oil and NGLs* driving value

Revenue by product (%)

Oil 60%

NGL 30%

Gas 10%

2010 2011 2012E

Proved reserves by product (%)

Oil 11%

NGL39%

Gas 50%

2009 2010 2011

*	Natural gas liquids

Focus on maturing Marble Falls oil play

Wells confirming resource play

– Vertical wells initial production up to 250 bbls oil per day plus liquids rich gas

– Potential upside with horizontal wells

– ~65,000 net acre Marble Falls position

Well payback period of 6-24 months at current prices

– Vertical well costs of $800k

– Attractive economics at current prices

DTE Energy Trading Reconciliation of Operating Earnings* to Economic Net Income

Operating Earnings* to Economic Net Income

($ millions)

$0

($2)($2)

1Q 2012 Operating Accounting 1Q 2012

Earnings* Adjustments** Economic Net Income

$22 $24

$2

1Q 2011 Operating Accounting 1Q 2011

Earnings* Adjustments** Economic Net Income

Economic net income equals economic gross margin*** minus O&M expenses and taxes DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget

*	Reconciliation to GAAP reported earnings included in the appendix

** Consists of the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs

Energy Trading Operating

Earnings*

($ millions, after-tax)

1Q 2011 1Q 2012

Realized $16 $20

Unrealized -(11)

O&M / Other(14)(11)

$2($2)

Reconciliation of 1Q 2011 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

1Q 2011		Net Income ($ millions)						
	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$176	$85	$83	$15	($2)	$10	$2	($17)
Fermi 1 Asset Retirement Obligation	12	12	-	-	-	-	-	-
Operating Earnings	$188	$97	$83	$15	($2)	$10	$2	($17)

1Q 2011		$EPS						
	DTE Energy	Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$1.04	$0.50	$0.49	$0.09	($0.01)	$0.06	$0.01	($0.10)
Fermi 1 Asset Retirement Obligation	0.07	0.07	-	-	-	-	-	-
Operating Earnings	$1.11	$0.57	$0.49	$0.09	($0.01)	$0.06	$0.01	($0.10)

35

Reconciliation of 2011 Reported

to Operating Earnings

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and

Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

2011 Net Income ($ millions)

Gas Power &

DTE Electric Gas Storage & Unc. Gas Indust. Energy Corporate

Energy Utility Utility Pipelines Prod. Projects Trading & Other

Reported Earnings $711 $434 $110 $57($6) $38 $52 $26

Michigan Corporate Income Tax

Adjustment(87)————(87)

Fermi 1 Asset Retirement Obligation 9 9————

Operating Earnings $633 $443 $110 $57($6) $38 $52($61)

2011 $EPS

Gas Power &

DTE Electric Gas Storage & Unc. Gas Indust. Energy Corporate

Energy Utility Utility Pipelines Prod. Projects Trading & Other

Reported Earnings $4.18 $2.55 $0.65 $0.34($0.04) $0.22 $0.31 $0.15

Michigan Corporate Income Tax

Adjustment(0.50)————(0.50)

Fermi 1 Asset Retirement Obligation 0.05 0.05————

Operating Earnings $3.73 $2.60 $0.65 $0.34($0.04) $0.22 $0.31($0.35)

Reconciliation of 2010 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

2010	DTE Energy	Net Income ($ millions)						
		Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$630	$441	$127	$51	($11)	$85	$6	($69)
Performance Excellence Process - Cost to Achieve Deferral*	(20)	-	(20)	-	-	-	-	-
Settlement with Detroit Thermal	(3)	(3)	-	-	-	-	-	-
Operating Earnings	$607	$438	$107	$51	($11)	$85	$6	($69)

2010	DTE Energy	$EPS						
		Electric Utility	Gas Utility	Gas Storage & Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$3.74	$2.62	$0.75	$0.30	($0.06)	$0.50	$0.04	($0.41)
Performance Excellence Process - Cost to Achieve Deferral*	(0.12)	-	(0.12)	-	-	-	-	-
Settlement with Detroit Thermal	(0.02)	(0.02)	-	-	-	-	-	-
Operating Earnings	$3.60	$2.60	$0.63	$0.30	($0.06)	$0.50	$0.04	($0.41)

* Deferral of previously expensed cost to achieve as allowed for in June 3, 2010 MPSC order (case - U-15985)

37

Reconciliation of 2009 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

FY 2009	Net Income ($ millions)							
	DTE Energy	Electric Utility	Gas Utility	Gas Storage and Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$532	$376	$80	$49	($9)	$31	$75	($70)
Gain on Sale - gathering and treating assets (before goodwill allocation)	(13)	-	(13)	-	-	-	-	-
Goodwill allocation - gathering and treating assets	13	-	13	-	-	-	-	-
Chrysler Bad Debt	5	4	-	-	-	1	-	-
General Motors Bad Debt	3	-	-	-	-	3	-	-
Antrim Hedge	3	-	-	-	-	-	-	3
Operating Earnings	$543	$380	$80	$49	($9)	$35	$75	($67)

FY 2009	$EPS							
	DTE Energy	Electric Utility	Gas Utility	Gas Storage and Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other
Reported Earnings	$3.24	$2.28	$0.49	$0.30	($0.05)	$0.19	$0.46	($0.43)
Gain on Sale - gathering and treating assets (before goodwill allocation)	(0.08)	-	(0.08)	-	-	-	-	-
Goodwill allocation - gathering and treating assets	0.08	-	0.08	-	-	-	-	-
Chrysler Bad Debt	0.03	0.02	-	-	-	0.01	-	-
General Motors Bad Debt	0.02	-	-	-	-	0.02	-	-
Antrim Hedge	0.01	-	-	-	-	-	-	0.01
Operating Earnings	$3.30	$2.30	$0.49	$0.30	($0.05)	$0.22	$0.46	($0.42)

38

Reconciliation of 2008 Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

FY 2008		Net Income ($ millions)							
	DTE Energy	Electric Utility	Gas Utility	Gas Storage and Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other	Synfuel
Reported Earnings	$546	$331	$85	$38	$84	$40	$42	($94)	$20
Performance Excellence Process	6	-	4	-	-	1	1	-	-
Core Barnett Sale	(81)	-	-	-	(81)	-	-	-	-
Antrim hedge	13	-	-	-	-	-	-	13	-
Barnett Lease impairment	5	-	-	-	5	-	-	-	-
Crete Sale - Tax True up	2	-	-	-	-	-	-	2	-
Synfuel Discontinued Operations	(20)	-	-	-	-	-	-	-	(20)
Operating Earnings	$471	$331	$89	$38	$8	$41	$43	($79)	$ -

FY 2008		$EPS							
	DTE Energy	Electric Utility	Gas Utility	Gas Storage and Pipelines	Unc. Gas Prod.	Power & Indust. Projects	Energy Trading	Corporate & Other	Synfuel
Reported Earnings	$3.34	$2.03	$0.52	$0.23	$0.52	$0.25	$0.26	($0.59)	$0.12
Performance Excellence Process	0.05	-	0.03	-	-	0.01	0.01	-	-
Core Barnett Sale	(0.50)	-	-	-	(0.50)	-	-	-	-
Antrim hedge	0.08	-	-	-	-	-	-	0.08	-
Barnett Lease impairment	0.03	-	-	-	0.03	-	-	-	-
Crete Sale - Tax True up	0.01	-	-	-	-	-	-	0.01	-
Synfuel Discontinued Operations	(0.12)	-	-	-	-	-	-	-	(0.12)
Operating Earnings	$2.89	$2.03	$0.55	$0.23	$0.05	$0.26	$0.27	($0.50)	$ -

39

Reconciliation of Other Reported to Operating Earnings

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

There were no reported to operating earnings adjustments in 1Q 2012.